                                                                    Exhibit 99.3


                     INTELLECTUAL PROPERTY LICENSE AGREEMENT

                  THIS INTELLECTUAL PROPERTY LICENSE AGREEMENT (the "Agreement") is made and entered into as of August 28, 2002 (the "Effective Date"), by and among New Jersey State Medical Underwriters, Inc. ("Underwriters"), MIIX Advantage Holdings, Inc. ("MAHI") and MIIX Advantage Insurance Company of New Jersey ("MANJ").

                                   WITNESSETH:

                  WHEREAS, Underwriters, a wholly-owned subsidiary of The MIIX Group, Inc. (the "MIIX Group"), is the owner of certain trademarks or service marks, which may be federally registered or the subject of pending applications for federal registration, and certain other intangible property, identified in Schedule A;

                  WHEREAS, MAHI is a holding company incorporated under the New Jersey Business Corporation Act, that has no material assets or properties other than the stock of MANJ and a limited amount of working capital to cover operating expenses;

                  WHEREAS, pursuant to the terms and conditions of a Management Services Agreement entered into contemporaneously herewith by and among MIIX Group, Underwriters, MAHI and MANJ (the "Management Agreement"), MIIX Group and/or Underwriters have agreed to provide certain management services to MAHI and MANJ in connection with the Insurance Business (as defined below);

                  WHEREAS, MAHI and MANJ were formed to enable MANJ to issue to
(i) certain physicians, osteopaths, surgeons, dentists and podiatrists (collectively, "Physicians") who are licensed to practice medicine, dentistry or podiatry in New Jersey and who conduct at least 51% of such practice in New Jersey and (ii) entities formed for the purpose of such Physicians' practices which are not wholly-owned by one or more Institutional Providers, as defined in the Management Agreement (those persons described in clauses (i) and (ii) collectively referred to as "New Jersey Physicians"), medical professional liability and associated general liability insurance policies (the "Insurance Business");

                  WHEREAS, pursuant to the terms and conditions of a Reimbursement Agreement entered into contemporaneously herewith by and among MIIX Group, MAHI and MANJ (the "Reimbursement Agreement"), MIIX Group has agreed to pay certain costs and expenses of MAHI and MANJ in connection with the organization of the Insurance Business, and MAHI and MANJ have agreed to reimburse MIIX Group for such costs and expenses;

                  WHEREAS, pursuant to the terms and conditions of a Non-Competition and Renewal Rights Agreement entered into contemporaneously herewith by and among MIIX Group, Underwriters, MIIX Insurance Company ("MIIX Insurance") and MANJ (the "Renewal Rights Agreement," and collectively with this Agreement, the Management Agreement and the Reimbursement Agreement, the "Definitive Agreements"), MIIX Group, Underwriters and MANJ have agreed to inform the New Jersey Physicians that MIIX Insurance can no longer issue insurance policies and to advise the New Jersey Physicians than MANJ may issue new policies provided certain conditions are satisfied;

                  WHEREAS, MAHI and MANJ, as Licensees, desire to use the MIIX Intellectual Property, as defined herein, in connection with the Insurance Business; and

                  WHEREAS, Underwriters is willing to grant to Licensees the right to use the MIIX Intellectual Property, as defined herein, in connection with the Insurance Business, subject to the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

                  For purposes of this Agreement, certain capitalized terms shall have the following respective meanings:

                  "Licensee" means either of MAHI or MANJ, and "Licensees" means MAHI and MANJ, collectively.

                  "MAHI Marks" means all of the trade names, trademarks or service marks adopted and used by or on behalf of MAHI that include any of the MIIX Marks.

                  "MAHI Services" means the services, if any, provided by or on behalf of MAHI relating to the Insurance Business.

                  "MANJ Marks" means all of the trade names, trademarks or service marks adopted and used by or on behalf of MANJ that include any of the MIIX Marks.

                  "MANJ Services" means marketing, underwriting and providing brokerage services relating to the Insurance Business.

                  "MIIX Intellectual Property" means the MIIX Marks, the name "MIIX" (alone or with any other terms, and any derivations, modifications or alternate uses thereof) and the domain name and telephone number set forth in Schedule A.

                  "MIIX Marks" means all of the trademarks and service marks of Underwriters, which may be the subject of federal registrations or pending applications for federal registration, as set forth in Schedule A.

            "Third Party" or "Third Parties" means any entity other than a party to this Agreement.

                                   ARTICLE 2

                     GRANT OF LICENSE TO USE NAME AND MARKS

      2.1 Grant by MIIX. Subject to the terms and conditions of this Agreement, Underwriters hereby grants to MAHI an exclusive (except as otherwise provided in this Section 2.1) right to use the MIIX Intellectual Property in connection with the MAHI Services. Subject to the terms and conditions of this Agreement, Underwriters hereby grants to MANJ an exclusive (except as otherwise provided in this Section 2.1) right to use the MIIX Intellectual Property in connection with the MANJ Services. Licensees hereby accept such grant and acknowledge and admit that no right, title, or interest in the MIIX Intellectual Property is transferred to Licensees other than the right to use the MIIX Intellectual Property as set forth in this Agreement. Licensees agree to do nothing inconsistent with Underwriters' ownership rights or which would cause damage, harm or dilution of the MIIX Intellectual Property; provided that Licensees may exercise the rights granted to Licensees hereunder. All use of the MIIX Intellectual Property by Licensees shall inure to the benefit of Underwriters. During the term of this Agreement, Underwriters shall not, and shall not grant to any Third Party the right to, use the MIIX Intellectual Property in connection with underwriting or providing brokerage services for medical professional liability or associated general liability insurance to physicians in the State of New Jersey. Subject to the terms and conditions of this Agreement, Underwriters shall at all times retain the right to use or license or in any way exploit the MIIX Intellectual Property in connection with renewal policies through August 31, 2002 and runoff policies in the State of New Jersey and in connection with underwriting or providing brokerage services for medical malpractice or associated general liability insurance to physicians outside of the State of New Jersey.

      2.2 Payment. As consideration for the rights granted to MAHI and MANJ herein, MANJ shall pay the license fee in the amount and pursuant to the terms set forth on Schedule B hereto.


      2.3 Limitations on Sublicense. Subject to the terms of Section 2.1 above, MAHI and MANJ may sublicense rights to the MIIX Intellectual Property in connection with the Insurance Business to affiliates, if any, so that the affiliates may use the MIIX Intellectual Property to identify themselves as affiliated with MAHI and/or MANJ and/or identify the MAHI Services or MANJ Services. Without the prior written consent of Underwriters or the other Licensee, which shall not be unreasonably withheld or delayed, neither Licensee shall sublicense under this Agreement in any manner except as expressly set forth herein.

      2.4   Registration and Maintenance of Marks.

            (a) MAHI and MANJ shall be permitted to use the MIIX Marks in conjunction with the MAHI Marks and the MANJ Marks, respectively. In the event that MAHI or MANJ desires to seek registration of its respective MAHI Marks or MANJ Marks in the United States Patent and Trademark Office ("PTO"), the party seeking registration shall first deliver to Underwriters a written notice (the "Registration Notice") of its intent to register the applicable mark. Upon receipt of the Registration Notice, Underwriters shall have the right and opportunity, for a period ending thirty
(30) days after receipt of the Registration Notice, to notify MAHI or MANJ, as the case may be, of its intent to register the applicable mark directly with the PTO. In the event that Underwriters decides to register the mark, MAHI or MANJ, as the case may be, shall provide reasonable assistance in the registration process, including without limitation executing any documents required by the PTO, and the mark shall automatically, without further action by any party hereto, become a MIIX Mark and shall be licensed to MAHI and MANJ pursuant hereto. In the event that Underwriters fails to notify MAHI or MANJ, as the case may be, of its intent to register the mark directly with the PTO, or informs MAHI or MANJ of its intent to register but fails to diligently file the relevant application with the PTO, MAHI or MANJ may proceed with registration of the mark in the name of Underwriters. The parties shall fully cooperate in obtaining registration of the MANJ Marks and/or MAHI Marks, including without limitation executing any documents required by the PTO. All costs and attorneys' fees for registration by MANJ or MAHI with the PTO shall be paid by MANJ or MAHI, as applicable. All costs and attorneys' fees for registration by Underwriters with the PTO shall be paid by Underwriters.

            (b) In the event that MAHI or MANJ desires to seek registration of its respective MAHI Marks or MANJ Marks with a domain name registrar ("Registrar"), the party seeking registration shall first deliver to Underwriters a written notice (the "Domain Name Registration Notice") of its intent to register the applicable mark. Upon receipt of the Domain Name Registration Notice, Underwriters shall have the right and opportunity, for a period of fifteen (15) days after receipt of the Registration Notice, to notify MAHI or MANJ, as the case may be, of its intent to register the applicable mark directly with the Registrar. In the event that Underwriters decides to register the mark, MAHI or MANJ, as the case may be, shall provide reasonable assistance in the registration process, and the mark shall automatically, without further action by any party hereto, become a MIIX Mark and shall be licensed to MAHI and MANJ pursuant hereto. In the event that Underwriters fails to notify MAHI or MANJ, as the case may be, of its intent to register the mark directly with the Registrar or informs MAHI or MANJ of its intent to register but fails to promptly register the domain name with the Registrar, MAHI or MANJ may proceed with registration of the domain name in the name of Underwriters and the domain name shall automatically, without further action by any party hereto, become a MIIX Mark and shall be licensed to MAHI and MANJ pursuant hereto, provided that neither Underwriters nor MIIX Group shall have any rights to use or sublicense use of the domain name until termination of this Agreement. All costs and attorneys' fees for registration by MANJ or MAHI with the Registrar shall be paid by MANJ or MAHI, as applicable. All costs and attorneys' fees for registration by Underwriters with the Registrar shall be paid by Underwriters.

            (c) During the term of this Agreement, Underwriters shall, at its sole cost and expense, maintain and renew the MIIX Intellectual Property; provided that MAHI or MANJ shall, at its sole cost and expense, maintain and renew the MIIX Intellectual Property registered by MAHI or MANJ, respectively, pursuant to Section 2.4(a) or (b) hereof. A breach of the parties' respective obligations under this Section 2.4(c) shall not be considered a breach of this Agreement, but shall be subject to Section 2.4(d), below. A breach of the parties' respective obligations under Section 2.4(d) shall be considered a breach of this Agreement.

            (d)   Certain Remedies.

                        (i) If Underwriters fails to perform any of its obligations pursuant to Section 2.4(c) (or notifies MAHI or MANJ in writing of its intention to not perform any of its obligations pursuant to Section 2.4(c)), then MANJ or MAHI may, upon fifteen (15) days written notice to Underwriters, seek to re-register the affected MIIX Intellectual Property. If the MIIX Intellectual Property is a MAHI Mark or MANJ Mark, then MAHI or MANJ shall bear the sole cost and expense associated with MAHI or MANJ's activities pursuant to this Section 2.4(d). If the MIIX Intellectual Property is not a MAHI Mark or MANJ Mark, then Underwriters shall bear the sole cost and reasonable attorneys' fees associated with Licensees' activities pursuant to this Section 2.4(d). All applications filed and registrations made pursuant to this section 2.4(d) shall be considered MIIX Intellectual Property.

                        (ii) If MAHI or MANJ fail to perform any of its obligations pursuant to Section 2.4(c), then Underwriters may, upon fifteen (15) days written notice to Licensees, seek to re-register the affected MIIX Intellectual Property. Licensees shall (a) bear the sole cost and reasonable attorneys' fees associated with Underwriters' activities pursuant to this
Section 2.4(d)(ii), or (b) if Licensees are no longer interested in using the affected MIIX Intellectual Property, notify Underwriters of the same and MAHI and MANJ shall no longer have any right to use such MIIX Intellectual Property and shall not be obligated to maintain or renew such MIIX Intellectual Property.

      2.5   Quality Standards.

            (a) Licensees shall strictly comply with any quality standards provided by Underwriters hereunder and all applicable laws and regulations pertaining to the offering and rendering of the respective services of each. Underwriters shall maintain for the term of this Agreement quality standards at least as high as the standards maintained by Underwriters at the time of execution of this Agreement and shall comply with all applicable laws and regulations pertaining to Underwriters' business activities. Underwriters shall have the right, at its expense, to audit each Licensee's use of the MIIX Intellectual Property consistent with its business practices from time-to-time for compliance with this Section upon reasonable prior notice to the relevant Licensee. Upon Underwriters' request, the applicable Licensee shall provide Underwriters with reasonably satisfactory evidence of the types and extent of such Licensee's use of the MIIX Intellectual Property.

            (b) In the event that, in the reasonable opinion of Underwriters, one of the Licensee's offering and rendering of its respective services fails to comply with applicable laws and regulations, Underwriters shall give that Licensee written notice setting forth in reasonable detail such failure, and that Licensee shall, at its expense and within thirty (30) days thereafter, take such corrective action as is necessary to comply with such laws and regulations.

            (c) Irrespective of compliance with quality standards provided by Underwriters, Underwriters assumes no liability with respect to the MAHI Services or MANJ Services, except as otherwise expressly provided herein.

      2.6 Trademark Notices and Attribution. Licensees shall use commercially reasonable efforts to include legal notices to give appropriate notice to the consuming public of Underwriter's right, title and interest to the MIIX Intellectual Property when the Licensees use the MIIX Intellectual Property in advertising and promotional materials and any other materials displaying the MIIX Intellectual Property. In addition, Licensees shall use commercially reasonable efforts to ensure that, unless otherwise expressly approved in writing by Underwriters, each use of the MIIX Marks by a MAHI or MANJ sublicensee shall be followed by either the "(TM)" symbol if such use occurs before the MIIX Mark is federally registered or the "(R)" symbol if such use occurs after a federal registration issues and such use is in the United States.

      2.7 Publication of MIIX Marks. All advertisements (including, without limitation, Internet websites), of MAHI or MANJ that use any of the MIIX Marks shall contain a statement that specifically limits the advertisement, and insurance products and services advertised therein, to the Insurance Business.

      2.8 Use of the Marks. Underwriters and each Licensee shall have the right to request information from the other Licensee regarding that Licensee's use of the MIIX Marks, including requesting copies of any materials distributed by that other Licensee that incorporate or display the MIIX Marks.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      3.1 Underwriters. Underwriters represents and warrants to Licensees as follows:

            (a) Underwriters has full right, power and authority to execute, deliver and perform under this Agreement.

            (b) The execution, delivery and performance of this Agreement by Underwriters do not contravene any contractual restriction binding upon Underwriters or affecting any of its properties, or the Certificate of Incorporation or Bylaws of Underwriters.

            (c) This Agreement has been duly executed and delivered by Underwriters and is a legal, valid and binding obligation of Underwriters enforceable against Underwriters in accordance with its terms.

            (d) Underwriters owns the exclusive right, title, and interest in the MIIX Intellectual Property.

            (e) Use of the MIIX Marks in accordance with the terms of this Agreement does not and will not infringe or violate any rights of any Third Party.

      3.2 Licensees. Licensees represent and warrant to Underwriters as follows:

            (a) Licensees have full right, power and authority to execute, deliver and perform under this Agreement.

            (b) The execution, delivery and performance of this Agreement by Licensees does not contravene any contractual restriction binding upon Licensees or affect any of their properties, or their Certificates of Incorporation or Bylaws.

            (c) This Agreement has been duly executed and delivered by Licensees and is a legal, valid and binding obligation of Licensees enforceable against Licensees in accordance with its terms.

                                   ARTICLE 4

                         INDEMNIFICATION AND ARBITRATION

      4.1 Indemnification by Underwriters. Underwriters shall indemnify, defend and hold Licensees and each of its affiliates, and each of Licensees' and its affiliates' officers, directors, shareholders, agents and employees, harmless from and against any liability, loss, cost, expense (including reasonable attorneys' fees), damage, or penalty of any kind, on account of or resulting from (i) any breach by Underwriters of its representations and warranties contained in Section 3.1 or (ii) any breach of any covenant contained in this Agreement.

      4.2 Indemnification by Licensees. Licensees shall indemnify, defend and hold Underwriters and each of its affiliates, and each of Underwriters' and its affiliates' officers, directors, shareholders, agents and employees, harmless from and against any liability, loss, cost, expense (including reasonable attorneys' fees), damage, or penalty of any kind, on account of or resulting from (i) any breach by Licensees of their representations and warranties contained in Section 3.2 or (ii) any breach of any covenant contained in this Agreement.

      4.3   Indemnification Procedures.

            (a) If any civil, criminal, administrative or investigative action or proceeding (each, a "Claim") is commenced against a party entitled to indemnification under Section 4.1 or 4.2 (an "Indemnified Party"), notice thereof shall be given to the party that is obligated to provide indemnification (the "Indemnifying Party") as promptly as practicable. The Indemnifying Party shall be entitled, if it so elects, in a notice delivered to the Indemnified Party not less than 10 days prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle, defend and/or settle the same, at the Indemnifying Party's sole cost and expense (provided that the obligation to indemnify and hold harmless shall not be affected by the Indemnifying Party's election). No settlement shall be made without the prior written approval of the Indemnified Party, if that settlement will adversely affect the rights of the Indemnified Party under this Agreement. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial, defense and/or settlement of such Claim and any appeal arising therefrom. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim, except for reasonable expenses incurred in its cooperation with the Indemnifying Party.

            (b) If the Indemnifying Party does not assume full control over the defense of a Claim subject to such defense as provided in this Section 4.3, the Indemnified Party may defend the same, at its expense (subject to reimbursement for expenses as set forth in Section 4.1 or 4.2, as applicable), provided that no settlement shall be made without the prior written approval of the Indemnifying Party, if that settlement will adversely affect the rights of the Indemnifying Party under this Agreement. The Indemnified Party shall advise the Indemnifying Party periodically of the status of the action and promptly of any material developments. In the event that Licensees solely defend a Claim based on alleged infringement by the MIIX Intellectual Property, and the Licensees are paid any damages, settlement amounts, or compensation in connection with such Claim, Licensees shall first retain an amount in reimbursement of their expenses, and any remaining amount shall be divided equally between Licensee and Underwriters.

      4.4 Arbitration. Except for claims for equitable relief, as to which all rights and judicial remedies are reserved, all disputes hereunder shall be referred to arbitration before a single disinterested arbitrator. Underwriters, on one hand, and MAHI and MANJ on the other hand, shall act in good faith in the selection of the single arbitrator by submitting to each other a list of acceptable arbitrators until the parties have narrowed the selection to a single arbitrator. If the parties are unable to select an arbitrator within thirty (30) days of the date that a party submits a written demand for arbitration, either party may petition a court or request the American Arbitration Association ("AAA") to immediately select an arbitrator in accordance with this Agreement. Arbitration proceedings shall be held at the MIIX Group's offices, and shall be conducted in accordance with the Commercial Arbitration Rules of the AAA unless the parties and the arbitrator agree to a different procedure. The decision of the arbitrator will be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction. The parties shall bear their own costs, but the expenses of arbitration, including the arbitrator's fees, will be shared equally by the parties.

                                   ARTICLE 5

                       OWNERSHIP OF MARKS AND INFRINGEMENT

      5.1 Ownership and Protection of Marks. Licensees acknowledge Underwriters' exclusive right, title, and interest in and to the MIIX Marks. Licensees shall not at any time do or cause to be done, or fail to do or cause to be done, any act or thing, directly or indirectly, contesting or in any way impairing Underwriters' right, title, or interest in the MIIX Marks. In addition, Licensees will take all commercially reasonable steps to guard against the dilution or misuse of the MIIX Marks. Licensees shall not, in any way, do or cause to be done any act or thing, directly or indirectly, that is intended to imply that MAHI or MANJ is offering products or services (using the MIIX Marks) other than in connection with the Insurance Business. During the term of this Agreement, neither MIIX Group nor Underwriters shall, in any way, adopt or use any trade name or service mark that is identical to the MAHI Marks or MANJ Marks or that includes both the words "MIIX" and "Advantage," or grant the right to any other party to adopt or use any such name or mark (except as expressly contemplated herein). The parties acknowledge and agree that in no event shall Licensees' exercise of its rights hereunder be considered a breach of this Section 5.1. Upon termination of the Agreement, nothing herein shall prohibit the Licensees from using "Advantage" alone or with other terms as a mark so long as the combination is not confusingly similar to or a colorable imitation of the composite mark "MIIX Advantage."

      5.2 Prosecuting Infringement. Each party shall promptly notify the other parties of any actual or threatened infringements, imitations, or unauthorized use of the MIIX Intellectual Property by a Third Party of which each party becomes aware, and Underwriters shall be permitted to challenge such infringement, imitation, or unauthorized use. If within ninety (90) days after Underwriters becomes aware or is notified of such actual or threatened infringements, imitations, or unauthorized use, Underwriters does not notify Licensees of Underwriters' intent to challenge, by formal or informal means, such infringement, imitation, or unauthorized use, Licensees may challenge the same, at Licensees' expense. Neither party shall make any settlement without the prior written approval of the other parties if that settlement will adversely affect the rights of the other parties under this Agreement. Each party shall advise the other parties periodically of the status of the action and promptly of any material developments. In the event that Underwriters is paid any damages, settlement amount, or compensation in connection with any such action initiated by Underwriters, Underwriters shall retain any and all damages, settlement, or compensation paid in connection with any such action. In the event that Underwriters decides not to challenge any alleged infringement, imitation, or unauthorized use, and Licensees pursue such challenge and are paid any damages, settlement amount, or compensation in connection with any such action initiated by Licensees, Licensees shall retain any and all damages, settlement, or compensation paid in connection with any such action. In the event that Underwriters and Licensees decide to initiate any such action together, the responsibilities for and any damages, settlement amount, or compensation in connection with such action shall be shared by the participating parties.

                                   ARTICLE 6

                              TERM AND TERMINATION

      6.1 Term. This Agreement shall remain in effect until terminated pursuant to this Section 6. In the case of termination of this Agreement by Underwriters with respect to one Licensee or termination of this Agreement by one Licensee, this Agreement shall continue in full force and effect with respect to the other Licensee.

      6.2 Termination by Underwriters. Underwriters shall have the right to terminate this Agreement at any time with respect to each Licensee by giving written notice to the relevant Licensee upon the occurrence of any of the following events:

            (a) Such Licensee violates any material provision of any Definitive Agreement, if such violation is not cured within thirty (30) days after written notice thereof from Underwriters; or

            (b) Such Licensee becomes insolvent or makes an assignment for the benefit of creditors or if proceedings in bankruptcy or reorganization or for an appointment of a receiver or trustee for or over its property are instituted by or against such Licensee in any court having jurisdiction thereof and such proceedings are not vacated, set aside or stayed within ninety (90) days thereof.

            (c) Termination of the Management Agreement for any reason other than (i) dissolution, liquidation or bankruptcy of MIIX Group or Underwriters, or (ii) a termination by MAHI or MANJ "For Cause," as defined in Section 9(a)(v) of the Management Agreement.

      6.3 Termination by a Licensee. Each Licensee shall have the right to terminate this Agreement as follows:

            (a) with respect to itself, for any reason by providing written notice to Underwriters, in which case there shall not be a refund of any portion of the License Fee (as defined in Schedule B); or

            (b) with respect to itself (provided that both MAHI and MANJ must terminate pursuant to this Section 6.3(b) effective simultaneously), in the event of a termination of the Management Agreement by MAHI or MANJ, based on either (i) dissolution, liquidation or bankruptcy of MIIX Group or Underwriters, or (ii) "For Cause," as defined in Section 10(b)(iii) of the Management Agreement, in which case MANJ shall be permitted to receive a refund of the License Fee, calculated in accordance with Section 6.4(c) of this Agreement.

      6.4 Rights and Duties on Termination. Upon termination of this Agreement with respect to each Licensee:

            (a) such Licensee shall immediately begin to transition away from using the MIIX Intellectual Property, provided that such Licensee shall be permitted to use the MIIX Intellectual Property for a period of time (not to exceed 180 days) reasonably necessary for such Licensee to complete such transition (the "Wind Down Period"). During the Wind Down Period, the applicable Licensee(s) shall not be permitted to use the MIIX Intellectual Property for purposes of soliciting new business, but shall be permitted to use the MIIX Intellectual Property to identify its or their companies and its or their services (including without limitation, as a company "formerly known as MIIX Advantage"), or otherwise for purposes and in a manner as the parties may agree in writing. After the Wind Down Period, the applicable Licensee(s) shall discontinue all use of the MIIX Intellectual Property and shall have no further right, title, or interest in any MIIX Intellectual Property;

            (b) all other rights and obligations under this Agreement shall immediately terminate as to such Licensee(s), except that Articles 4 and 5 shall continue in accordance with their terms; and

            (c) in the event of a termination of this Agreement by MAHI and MANJ pursuant to Section 6.3(b) hereof, Underwriters shall promptly return to MANJ, by wire transfer or certified check of immediately available funds, all or a portion of the License Fee as follows:

TERMINATION DATE                                             AMOUNT REFUNDED TO MANJ
----------------                                             -----------------------
Before August 1, 2003                                               $2,000,000
Between August 1, 2003 and July 31, 2004 (inclusive)                $1,750,000
Between August 1, 2004 and July 31, 2005 (inclusive)                $1,500,000
Between August 1, 2005 and July 31, 2006 (inclusive)                $1,250,000
Between August 1, 2006 and July 31, 2007 (inclusive)                $1,000,000
Between August 1, 2007 and July 31, 2008 (inclusive)                $  750,000
Between August 1, 2008 and July 31, 2009 (inclusive)                $  500,000
Between August 1, 2009 and July 31, 2010 (inclusive)                $  250,000
On of after August 1, 2010                                          $        0

                                   ARTICLE 7

                                   ASSIGNMENT

            No party to this Agreement shall in any way sell, transfer, assign or otherwise dispose of this Agreement or any of the rights, privileges, duties and obligations granted or imposed upon it under this Agreement without the prior written consent of each of the other parties hereto, which shall not be unreasonably withheld and delayed. Any sale, transfer, assignment, or disposal, in whole or in part, of this Agreement, other than in accordance herewith, will be void and have no effect.

                                   ARTICLE 8

                                  MISCELLANEOUS

      8.1 Entire Agreement. This Agreement shall constitute the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes and cancels all previous negotiations, understandings and agreements between the parties regarding the subject matter hereof. No conditions, use of trade, course of dealing, understanding or agreement purporting to vary, explain or supplement the terms of this Agreement shall be binding unless hereafter made in writing and signed by Underwriters and Licensees.

      8.2 Effect On Other Agreements. Nothing contained herein shall create any legal liability or obligation on the part of any party to this Agreement for any Third Party contracts, agreements, obligations or liabilities of the another party, unless a party to this Agreement expressly assumes such liability or obligation in a signed writing.

      8.3 Nature of Relationship. All work or obligations performed by Licensees hereunder shall be performed as an independent contractor and not as an agent of Underwriters, and Licensees acknowledge that they do not have authority to obligate or bind Underwriters in any way. No provision of this Agreement shall be construed to create an agency, partnership or joint venture between the parties hereto.

      8.4 Applicable Law. This Agreement shall be interpreted in accordance with the laws of the State of New Jersey, without giving effect to its choice or conflict of laws principles.

      8.5 Waiver. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by all of the parties hereto, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms, in whole or in part, except by a writing signed by Underwriters, MAHI and MANJ. Waiver by any party of any term, provision or condition of this Agreement shall not be construed to be a waiver of any other term, provision or condition nor shall such waiver be deemed a subsequent waiver of the same term, provision or condition.

      8.6 Severability. In the event any provision in this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.


      8.7 Notices. Any notice required or which may be given hereunder shall be in writing and shall be deemed to have been given (i) when delivered to the addressee in person, (ii) when telexed or faxed by means confirming receipt, and, if notice is telexed or faxed, a copy shall be mailed by registered or certified mail, return receipt requested and postage prepaid, (iii) when sent by registered or certified mail, return receipt requested and postage prepaid, four
(4) days after the date of mailing or (iv) when sent by express mail or courier service, postage or charges prepaid, on the date of scheduled delivery, in each case, addressed to the parties as set forth below:

             If to Underwriters:

             New Jersey State Medical Underwriters, Inc.
             Two Princess Road
             Lawrenceville, NJ 08648
             Att'n:  Corporate Secretary

             If to MAHI:

             MIIX Advantage Holdings, Inc.
             Two Princess Road
             Lawrenceville, NJ 08648
             Att'n:  Corporate Secretary

             If to MANJ:

             MIIX Advantage Insurance Company of New Jersey
             Two Princess Road
             Lawrenceville, NJ 08648
             Att'n:  Corporate Secretary

      8.8 Force Majeure. If the performance of any part of this Agreement by any party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, on giving written notice to the other party, be excused from such performance to the extent of and for the period of such prevention, restriction, interference or delay, provided that the affected party shall use commercially reasonable efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall cooperate in good faith in order to determine any modification of the terms of this Agreement that may be required in order to arrive at an equitable solution.

      8.9 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns provided that any assignment of this Agreement must be carried out in accordance with Article VII.

      8.10 Further Assurances. Each party hereby covenants and agrees that, at any time from and after the Effective Date, it shall execute and deliver such other documents as may be reasonably required to implement any of the provisions of this Agreement.


      8.11 Construction. Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

      8.12 Counterparts. This Agreement may be executed in multiple copies, each of which shall be deemed an original and together which shall constitute one and the same instrument.


                         [Signatures on Following Page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officers as of date first above written.

                                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.

                                  By:    /s/ Patricia A. Costante
                                         --------------------------------------

                                  Its:   Chairman and Chief Executive Officer
                                         --------------------------------------


                                  MIIX ADVANTAGE HOLDINGS, INC.

                                  By:    /s/ Allen G. Sugerman
                                         --------------------------------------

                                  Its:   Interim Chief Financial Officer
                                         --------------------------------------


                                  MIIX ADVANTAGE INSURANCE COMPANY OF NEW JERSEY

                                  By:    /s/ Allen G. Sugerman
                                         --------------------------------------

                                  Its:   Interim Chief Financial Officer
                                         --------------------------------------

                                   SCHEDULE A

                           MIIX INTELLECTUAL PROPERTY

1     MIIX Marks               U.S. Trademark Registration No.

-  MIIX                        1,874,203
-  MIIX (Stylized)             2,093,327
-  MIIX ESSENTIALS             --
-  THE MIIX ESSENTIALS         2,302,324
-  MIIXADVANTAGE.COM           --
-  MIIX ADVANTAGE              --
-  MIIX Healthcare Group       --

2     1-800-234-MIIX

3     miixadvantage.com

                                   SCHEDULE B


LICENSE FEE AND PAYMENT TERMS. In consideration for the rights granted herein, MANJ shall pay to Underwriters the principal amount of $2,000,000 (the "License Fee"), which shall be due and payable within ninety (90) days immediately following the Effective Date.